EXHIBIT 23.1


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of our report dated September 15, 2004, relating to the financial statements of Enviro-Sciences, Inc.

                                /s/Rosenberg Rich Baker Berman & Co.
                                -----------------------------------------
                                Rosenberg Rich Baker Berman & Co.
                                Certified Public Accountants


Bridgewater, New Jersey
January 6, 2005